                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements (Form S-8, No. 33-75570 and Forms S-3, No. 333-2258 and No. 333-21913).


                                            ARTHUR ANDERSEN LLP

         Portland, Oregon
         September 24, 1998